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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 28, 1997
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                              TRAVELERS GROUP INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                        1-9924                        52-1568099
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)

                                 (212) 816-8000
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              (Registrant's telephone number, including area code)
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                              TRAVELERS GROUP INC.
                           Current Report on Form 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
        -------------------------------------

      At 8:00 a.m. (Eastern Standard Time) on November 28, 1997, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 24, 1997, among Travelers Group Inc., a Delaware corporation ("Travelers" or the "Company"), Diamonds Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Travelers ("Sub"), and Salomon Inc, a Delaware corporation ("Salomon"), Sub merged with and into Salomon (the "Merger"). Salomon, which continued as the surviving corporation in the Merger and became a wholly owned subsidiary of Travelers, changed its name to Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney").

      As a result of the Merger, (i) each share of the common stock, par value $1.00 per share, of Salomon ("Salomon Common Stock") issued and outstanding immediately prior to the Merger, together with the associated preferred stock purchase rights attached thereto ("Salomon Rights"), was converted into 1.695 shares of common stock, par value $.01 per share, of Travelers ("Travelers Common Stock"); (ii) each issued and outstanding share of Series A Cumulative Convertible Preferred Stock, no par value, of Salomon, together with the associated Salomon Rights, was converted into the right to receive one share of Series I Cumulative Convertible Preferred Stock, par value $1.00 per share, of Travelers; (iii) each issued and outstanding share of Salomon 8.08% Cumulative Preferred Stock, Series D, no par value ("Salomon Series D Stock"), and Salomon 8.40% Cumulative Preferred Stock, Series E, no par value ("Salomon Series E Stock"), were converted into the right to receive one share of 8.08% Cumulative Preferred Stock, Series J, par value $1.00 per share, and 8.40% Cumulative Preferred Stock, Series K, par value $1.00 per share, of Travelers, respectively; and (iv) the right to receive one share of Salomon 9.50% Cumulative Preferred Stock, Series F, no par value, was converted into the right to receive one share of 9.50% Cumulative Preferred Stock, Series L, $1.00 par value per share, of Travelers. As in the case of the Salomon Series D Stock and Salomon Series E Stock, each share of the corresponding series of Travelers Series J Stock and Travelers Series K Stock is represented by depositary shares, each of which represents a one-twentieth (1/20th) interest in the corresponding series of Travelers preferred stock. Cash will be paid in lieu of fractional shares of Travelers Common Stock. The transaction was a tax-free exchange and was accounted for on a pooling of interest basis.

      As of December 1, 1997, Deryck C. Maughan, who had previously served on the Salomon Board of Directors, was elected to the Travelers Board of Directors.

      Following the Merger, Travelers merged another of its subsidiaries, Smith Barney Holdings Inc., a Delaware corporation, with and into Salomon Smith Barney. Salomon Smith Barney continued as the surviving corporation in this subsequent merger and


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now holds all of the investment banking, proprietary trading, retail brokerage and asset management operations previously owned by Salomon and Smith Barney Holdings Inc.

ITEM 5. OTHER EVENTS.
        -------------

      See Item 7(a) below for certain financial statements filed as Exhibits
99.01 through 99.04 to this Form 8-K and incorporated herein by reference.

      The descriptions of the material pending legal proceedings involving Salomon Smith Barney or its subsidiaries that appear (a) under the heading "Legal Proceedings" on pages 2 through 6 of Salomon's Annual Report on Form 10-K for the year ended December 31, 1996 and (b) in the first paragraph on page 19 of Salomon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 are incorporated herein by reference. Copies of the pertinent paragraphs of such filings are included as Exhibits 99.05 and 99.06 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        -------------------------------------------------------------------

      (a)   Financial Statements

      The audited supplemental consolidated financial statements of the Company as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company are filed as
Exhibit 99.01 to this Form 8-K and are incorporated herein by reference. These supplemental financial statements give retroactive effect to the merger of Salomon and Sub on November 28, 1997, which has been accounted for as a pooling of interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of the Company after financial statements covering the date of consummation of the business combination are issued.

      The unaudited supplemental condensed consolidated financial statements of the Company for the fiscal quarter ended March 31, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, are filed as Exhibit 99.02 to this Form 8-K and are incorporated herein by reference.

      The unaudited supplemental condensed consolidated financial statements of the Company for the fiscal quarter ended June 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, are filed as Exhibit 99.03 to this Form 8-K and are incorporated herein by reference.


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      The unaudited supplemental condensed consolidated financial statements of the Company for the fiscal quarter ended September 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, are filed as Exhibit 99.04 to this Form 8-K and are incorporated herein by reference.

      Salomon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, which includes the unaudited condensed consolidated financial statements of Salomon and its subsidiaries as of September 30, 1997 and for the nine-month periods ended September 30, 1997 and 1996 is filed as Exhibit 99.07 to this Form 8-K and is incorporated herein by reference.

      (c)   Exhibits:

      See Exhibit Index attached hereto.


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                                  EXHIBIT INDEX


Exhibit No.       Description

12.01 Supplemental Computation of Ratio of Earnings to Fixed Charges for each of the fiscal years in the five-year period ending December 31, 1996

12.02 Supplemental Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 1997

12.03 Supplemental Computation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1997

12.04 Supplemental Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1997

23.01             Consent of KPMG Peat Marwick LLP

23.02             Consent of Arthur Andersen LLP

27.01             Financial Data Schedule relating to the fiscal year ended
                  December 31, 1996

27.02             Financial Data Schedule relating to the three months ended
                  March 31, 1997

27.03             Financial Data Schedule relating to the six months ended June
                  30, 1997


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27.04             Financial Data Schedule relating to the nine months ended
                  September 30, 1997.

99.01 Audited Supplemental Consolidated Financial Statements of the Company and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, including Management's Discussion and Analysis of Financial Condition and Results of Operations

99.02 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at March 31, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

99.03 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at June 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

99.04 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at September 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

99.05 Pages 2 to 6 of Salomon Inc's Annual Report on Form 10-K for the fiscal year ended December 31, 1996

99.06 The first paragraph appearing on page 19 of Salomon Inc's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997

99.07 Salomon Inc's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997


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99.08             Copies of the settlement documents relating to the resolution of certain governmental investigations of Salomon Inc and its subsidiaries with respect to the U.S. Treasury auction and related matters (incorporated by reference to Exhibit 28(a) to Salomon Inc's Annual Report on Form 10-K for the fiscal year ended December 31, 1992)

99.09 Copies of the amended and consolidated complaints filed in connection with In re Salomon Inc Securities Litigation, In re Salomon Brothers Treasury Litigation and In re Salomon Inc Shareholders' Derivative Litigation (incorporated by reference to Exhibit 28(b) to Salomon Inc's Annual Report on Form 10-K for the fiscal year ended December 31, 1992)

99.10 Report of Arthur Andersen LLP dated March 13, 1997 relating to the historical consolidated financial statements of Salomon Inc and its subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 (incorporated by reference to the report of Arthur Andersen LLP included in Exhibit 99.01 to the Company's Current Report on Form 8-K dated September 24, 1997).


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: November 28, 1997            TRAVELERS GROUP INC.



                                    By /s/ William T. Bozarth
                                      ---------------------------


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                                  EXHIBIT INDEX

Exhibit No.       Description

12.01 Supplemental Computation of Ratio of Earnings to Fixed Charges for each of the fiscal years in the five-year period ending December 31, 1996

12.02 Supplemental Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 1997

12.03 Supplemental Computation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1997

12.04 Supplemental Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1997

23.01             Consent of KPMG Peat Marwick LLP

23.02             Consent of Arthur Andersen LLP

27.01             Financial Data Schedule relating to the fiscal year ended
                  December 31, 1996

27.02             Financial Data Schedule relating to the three months ended
                  March 31, 1997

27.03             Financial Data Schedule relating to the six months ended June
                  30, 1997


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27.04             Financial Data Schedule relating to the nine months ended
                  September 30, 1997.

99.01 Audited Supplemental Consolidated Financial Statements of the Company and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, including Management's Discussion and Analysis of Financial Condition and Results of Operations

99.02 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at March 31, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

99.03 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at June 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

99.04 Unaudited Supplemental Condensed Consolidated Financial Statements of the Company and its subsidiaries at September 30, 1997, including Management's Discussion and Analysis of Financial Condition and Results of Operations

99.05 Pages 2 to 6 of Salomon Inc's Annual Report on Form 10-K for the fiscal year ended December 31, 1996

99.06 The first paragraph appearing on page 19 of Salomon Inc's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997

99.07 Salomon Inc's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997


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99.08             Copies of the settlement documents relating to the resolution of certain governmental investigations of Salomon Inc and its subsidiaries with respect to the U.S. Treasury auction and related matters (incorporated by reference to Exhibit 28(a) to Salomon Inc's Annual Report on Form 10-K for the fiscal year ended December 31, 1992)

99.09 Copies of the amended and consolidated complaints filed in connection with In re Salomon Inc Securities Litigation, In re Salomon Brothers Treasury Litigation and In re Salomon Inc Shareholders' Derivative Litigation (incorporated by reference to Exhibit 28(b) to Salomon Inc's Annual Report on Form 10-K for the fiscal year ended December 31, 1992)

99.10 Report of Arthur Andersen LLP dated March 13, 1997 relating to the historical consolidated financial statements of Salomon Inc and its subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 (incorporated by reference to the report of Arthur Andersen LLP included in Exhibit 99.01 to the Company's Current Report on Form 8-K dated September 24, 1997).


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